THIRD AMENDMENT TO
FIRST RESTATED REVOLVING CREDIT AGREEMENT
       This THIRD AMENDMENT TO FIRST RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is dated as of August 3, 2004 and is among K. HOVNANIAN
MORTGAGE, INC., a New Jersey corporation, and K. HOVNANIAN AMERICAN MORTGAGE, L.L.C., a New Jersey limited liability company (collectively, the "Borrowers"), GUARANTY BANK, BANK OF AMERICA, N.A., JPMORGAN CHASE BANK (FORMERLY KNOWN AS BANK ONE, NA), COMERICA BANK, NATIONAL CITY BANK OF KENTUCKY, U.S. BANK NATIONAL ASSOCIATION, COLONIAL BANK, N.A. (FORMERLY KNOWN AS COLONIAL BANK) and WASHINGTON MUTUAL BANK, FA (together with any successors and assigns thereof, hereinafter referred to individually as a "Lender" and collectively as the "Lenders") and GUARANTY BANK, a federal savings bank, as Syndication Agent and as Administrative Agent for the
Lenders under the Credit Agreement (the "Agent") and as Collateral Agent
under the Security Agreement.
RECITALS
       The Borrowers, the Agent and the Existing Lenders are parties to a certain First Restated Revolving Credit Agreement dated as of March 7, 2003, as amended by that certain First Amendment to First Restated Revolving Credit Agreement dated as of July 31, 2003 and by that certain Second Amendment to First Restated Revolving Credit Agreement dated as of March 26, 2004 (the March 7, 2003 Credit Agreement together with all subsequent amendments is referred to herein as the "Credit Agreement"), pursuant to which the Existing Lenders have agreed to provide a revolving credit facility to Borrowers on the terms and conditions set forth in the Credit Agreement. Any capitalized term not expressly defined herein shall have the meaning ascribed to such term in the Credit Agreement.
       The parties hereto desire to modify certain provisions of the Credit Agreement.
       NOW, THEREFORE, the parties hereto agree as follows:
       1.	Modification of Definitions.  The following
definitions in Article I of the Credit Agreement are hereby
amended in their entirety to read as follows:
       ""Eligible Alt-A Mortgage Loan" shall mean an Eligible
Mortgage Loan which (i) is a Residential Mortgage Loan in which the mortgagor has a FICO score in excess of 620, (ii) is a
Residential Mortgage Loan not documented on FNMA/FHLMC documents,
(iii) has an original principal balance of less than or equal to
$650,000, and (iv) is subject to an Approved Investor Commitment issued by an Approved Investor."
""Eligible Collateral" means, as of any date, all Eligible
Conforming Mortgage Loans, Eligible Jumbo Mortgage Loans,
Eligible Oversize Jumbo Mortgage Loans, Eligible Non-Conforming
Mortgage Loans, Eligible Aged Conforming Mortgage Loans and
Eligible Securities."
       ""Non-Conforming Mortgage Loan" means a first priority
Residential Mortgage Loan that (i) does not fully conform to the underwriting criteria for sale to FNMA or FHLMC with respect to credit quality, (ii) meets the general underwriting guidelines established by Countrywide Financial from time to time the
current version of which is attached hereto as Exhibit "H", (iii)
does not have a loan-to-value ratio which is greater than one hundred percent (100%), and (iv) is subject to an Approved
Investor Commitment issued by an Approved Investor."
       ""Eligible Non-Conforming Jumbo Mortgage Loan" means a Non-
Conforming Mortgage Loan which has an unpaid principal balance on the applicable Pledge Date greater than the then current
FNMA/FHLMC loan size limit but less than or equal to
$650,000.00."
       ""Eligible Non-Conforming Mortgage Loan" means a Non-
Conforming Mortgage Loan which has an unpaid principal balance on the applicable Pledge Date less than or equal to the then current
FNMA/FHLMC loan size limit."
       ""Tangible Net Worth" means, as of any date of
determination thereof, (a) Net Worth less (b) the Combined book value of any assets of the Borrowers and their consolidated
Subsidiaries which would be treated as intangibles under GAAP including, without limitation, good-will, research and
development costs, trade-marks, tradenames, copyrights, patents and unauthorized debt discount and expenses, and less (c)
receivables from Affiliates other than Parent's title company."
       ""Termination Date" means August 1, 2005 or any earlier
date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof."
       2.	Addition of Definitions.  The following definitions
are hereby added to the Credit Agreement, Article I, in
alphabetical order:
       "Additional Facilities" means Indebtedness under not more
than two mortgage collateralized credit facilities, the terms and conditions of which shall be market terms, and which shall have received the specific prior written consent of the Agent which shall be granted by Agent in its sole discretion which shall not be unreasonably withheld."
       ""FICO" means FICO, a registered trademark of Fair Isaacs
and Company."
       3.	Keep-Well Agreement.  The definition of "Keep-Well
Agreement" is hereby deleted and all references to such term in the Loan Document are also deleted.  Additionally, all parties hereto consent to and acknowledge (a) the release by the Lenders of Parent from all of its obligations under the Keep-Well
Agreement and (b) the termination of the Keep-Well Agreement.
       4.	Modification of Section 2.1.2.  Section 2.1.2 is
hereby modified in its entirety to read:
       "2.1.2	Borrowing Base Sublimits by Category.  The
maximum amount that can be credited toward the Borrowing Base from certain categories of Eligible Collateral shall be limited so that the Borrowing Base value determined under:
       (1)	clause (i) of the definition thereof (Eligible
Conforming Mortgage Loans and Eligible Securities) shall
not exceed one hundred percent (100%) of the Aggregate
Commitment;
       (2)	clause (ii) of the definition thereof (Eligible
Non-Conforming Mortgage Loans) shall not exceed five
percent (5%) of the Aggregate Commitment;
       (3)	clause (iii) of the definition thereof
(Eligible Jumbo Mortgage Loans) shall not exceed thirty
percent (30%) of the Aggregate Commitment;
       (4)	clause (iv) of the definition thereof (Eligible
Oversize Jumbo Mortgage Loans) shall not exceed ten percent
(10%) of the Aggregate Commitment;
       (5)	clause (vi) of the definition thereof (Eligible
Alt-A Mortgage Loans) shall not exceed twenty-five percent
(25%) of the Aggregate Commitment; and
       (6)	clause (vii) of the definition thereof
(Eligible Non-Conforming Jumbo Mortgage Loans) shall not
exceed five percent (5%) of the Aggregate Commitment."
       5.	Other Facilities.  Section 6.11(iv) is hereby
modified to read in its entirety as follows:
       (iv)	Additional Facilities not to exceed
$200,000,000 in the aggregate provided that the
collateral agent for the Additional Facilities shall
be the Collateral Agent hereunder."
       6.	Tangible Net Worth.  Section 6.17.3 is hereby
modified in its entirety to read as follows:
       "6.17.3  Tangible Net Worth.  At all times, the
Borrowers shall maintain a Tangible Net Worth of at least
Twenty Million Dollars ($20,000,000).
       7.	Modifications to Commitments.  Each of the Lenders
hereby agrees that from and after the date hereof it shall have a
Commitment in the amount set forth opposite its name in Column
(A) of Schedule 2 attached hereto, resulting in total Commitment for all of the Lenders of $250,000,000.00 as of the date hereof.
       7.	Schedules.  The Credit Agreement is hereby amended by
substituting a new Schedule "2", "Commitments and Commitment
Percentages" in replacement of the prior Schedule "2".
       9.	Credit Agreement.  Except as otherwise specified
herein, the terms and conditions of the Credit Agreement are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms.  Borrowers hereby acknowledge, agree and represent that (i) contemporaneously with the effectiveness of this Agreement, the representations and warranties of Borrowers contained in the Credit Agreement are true and correct representations and warranties, and (ii)
Borrowers have no set-offs, counterclaims, defenses or other causes of action against Lenders or Agent arising out of the
Credit Agreement, this Agreement or otherwise, and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrowers.
       10.	Effective Date.  This Amendment shall become
effective as of the date first above written when and only when
Agent shall have received, at Agent's office,
(a)	Copies of the organization documents of each
Borrower, together with all amendments, and a
certificate of good standing, each certified by the
appropriate governmental officer in its jurisdiction
of incorporation.
(b)	Copies, certified by the Secretary or Assistant
Secretary of each Borrower, of its by-laws and of its
Board of Directors' resolutions and of resolutions or
actions of any other body authorizing the execution
of the Loan Documents to which such Borrower is a
party.
(c)	An incumbency certificate, executed by the Secretary
or Secretary of each Borrower, which shall identify
by name and title and bear the signatures of the
Authorized Officers and any other officers of such
Borrower authorized to sign the Loan Documents to
which such Borrower is a party, upon which
certificate the Agent and the Lenders shall be
entitled to rely until informed of any change in
writing by such Borrower.
(d)	A certificate, signed by the chief financial officer
of each Borrower, stating that on the initial
Borrowing Date no Default or Unmatured Default has
occurred and is continuing.
(e)	Copies of the articles or certificate of
incorporation of the Parent, together with all
amendments, and a certificate of good standing, each
certified by the appropriate governmental officer in
its jurisdiction of incorporation.
(f)	Copies, certified by the Secretary or Assistant
Secretary of the Parent, of its by-laws and of its
Board of Directors' resolutions and of resolutions or
actions of any other body authorizing the execution
of the Loan Documents to which the Parent is a party.
(g)	An incumbency certificate, executed by the Secretary
or Assistant Secretary of the Parent, which shall
identify by name and title and bear the signatures of
the Authorized Officers and any other officers of the
Parent authorized to sign the Loan Documents to which
the Parent is a party, upon which certificate the
Agent and the Lenders shall be entitled to rely until
informed of any change in writing by the Parent.
(h)	A duly executed counterpart of this Amendment,
(i)	A duly executed Consent and Agreement in the form
attached hereto,
(j)	An opinion of counsel to Borrowers and Parent in form
acceptable to Agent, and
(k)	Such other documents as any Lender or its counsel may
reasonably request.
       11.	Miscellaneous.
(a)	All references to the Credit Agreement in the Loan
Documents shall be deemed to refer to the Credit
Agreement as amended by this Amendment.
(b)	Borrowers hereby represent and warrant to the Lenders
that on the date of execution hereof, both prior to
and after giving effect to this Amendment, (i) the
representations and warranties of Borrower contained
in the Loan Documents are accurate and complete in
all respects, and (ii) no Default or Unmatured
Default has occurred and is continuing.
(c)	In all other respects, the Credit Agreement and the
other Loan Documents are and remain unmodified and in
full force and effect and are hereby ratified and
confirmed.  This Amendment may be executed in any
number of counterparts, all of which taken together
shall constitute one agreement, and any of the
parties hereto may execute this Amendment by signing
any such counterpart.
(d)	Borrowers agree to reimburse the Agent for all
reasonable out-of-pocket expenses (including legal
fees and expenses) incurred in connection with the
preparation, negotiation and consummation of this
Amendment.
(e)	This Amendment may be executed in counterparts which,
taken together, shall constitute a single document.
This Amendment may be duly executed by facsimile or other electronic transmission.
       THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES.
       THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
K. HOVNANIAN MORTGAGE, INC.


By:
	Name:
	Title:

K. HOVNANIAN AMERICAN
MORTGAGE, LLC


By:
	Name:
	Title:


THE STATE OF NEW JERSEY	)
					)
COUNTY OF MONMOUTH		)

       This instrument was acknowledged before me on           , 2004, by
Kevin C. Hake, Vice President-Finance and Treasurer of K. Hovnanian Mortgage, Inc., a New Jersey corporation, on behalf of said corporation.

	Notary Public, State of New Jersey


	(printed name)

My Commission Expires:


THE STATE OF NEW JERSEY	)
					)
COUNTY OF MONMOUTH		)

       This instrument was acknowledged before me on       , 2004, by Kevin C.
Hake, Vice President-Finance and Treasurer of K. Hovnanian American Mortgage, L.L.C., a New Jersey limited liability company, on behalf of said limited liability company.

	Notary Public, State of New Jersey


	(printed name)

My Commission Expires:




GUARANTY BANK, individually and
as Agent

By:

	Name:

	Title:




BANK OF AMERICA, N.A.

By:

	Name:

	Title:





JPMORGAN CHASE BANK (FORMERLY KNOWN AS
BANK ONE, NA)

       By:
	Name:

	Title:





COMERICA BANK

By:

	Name:

	Title:





NATIONAL CITY BANK OF KENTUCKY

By:

	Name:

	Title:




U.S. BANK NATIONAL ASSOCIATION

By:

	Name:

	Title:





COLONIAL BANK, N.A.


By:

	Name:

	Title:





WASHINGTON MUTUAL BANK, FA

By:

	Name:

	Title:




CONSENT AND AGREEMENT
       Hovnanian Enterprises, Inc. hereby consents to the provisions of this Amendment as of the date thereof and the transactions contemplated herein, and hereby ratifies and confirms the Subordination Agreement dated as of June 7, 2002 made by it for the benefit of Lenders, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

HOVNANIAN ENTERPRISES, INC.

By:

	Name:

	Title:




SCHEDULE 1

PRICING SCHEDULE*
Eurodollar Advance	1.25%
Eurodollar Floating Advance	1.25%
Swingline Loan	1.625%
Facility Fee	0.25%

*	There shall be no Applicable Margin for Alternate Base Rate Advances.


SCHEDULE 2

COMMITMENTS AND COMMITMENT PERCENTAGES




LENDER	(A)

COMMITMENT*	(B)COMMITMENT PERCENTAGE(A divided by Aggregate  Commitment)
(C)SWINGLINE
AMOUNT)

Guaranty Bank	$50,000,000	20.000000%	$15,000,000
Bank of America	$30,000,000	12.000000%
Washington Mutual	$25,000,000	10.000000%
JPMorgan Chase Bank	$25,000,000	10.000000%
US Bank	$40,000,000	16.000000%
Colonial Bank, N.A.	$35,000,000	14.000000%
Comerica	$30,000,000	12.000000%
National City Bank	$15,000,000	6.000000%

*In the event the Commitments of the Lenders are increased under the provisions of Section 12.4, each Lender's Commitment shall be determined by such Lender, Agent and Borrower.